================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 15, 1998


           CORPORATE BOND-BACKED CERTIFICATES, SERIES 1998-NSC-1 TRUST
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust.


          Delaware                       333-32105-01            Applied for
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


The Bank of New York, as Trustee
101 Barclay Street, Floor 12 East
New York, New York                                                 10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 815-5098
                                                   ----------------

                                 Not Applicable
                                 --------------
            (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5. OTHER EVENTS

On May 15, 1998, distributions were made to the Holders of the Corporate Bond-Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit was filed as part of this report:

     99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 1998.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 1998



                                                   THE BANK OF NEW YORK
                                                   AS TRUSTEE, FOR
                                                   CORPORATE BOND-BACKED
                                                   CERTIFICATES, SERIES
                                                   1998-NSC-1 TRUST


                                                   By: /s/ Enrico D. Reyes
                                                       -------------------
                                                           Enrico D. Reyes
                                                           Vice President

                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending May 15, 1998.